[LOGO]
Dreyfus
Growth and
Income Fund, Inc.
Semi-Annual
Report



April 30, 1997

Dreyfus Growth and Income Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this semi-annual report for the Dreyfus Growth and Income Fund, Inc. for its six-month reporting period ended April 30, 1997. Over this period your Fund produced a total return of 2.57%*, which compares with a total return of 14.71% for the Standard & Poor's 500 Composite Stock Price Index.**
   During the six months, we have managed the Fund cautiously. This can be an advantage in declining markets, but has a price during a bull market.

ECONOMIC REVIEW
   The Federal Reserve Board's step to tighten credit in March was vindicated by the reported strong rise in first quarter real Gross Domestic Product and by the drop in April's unemployment rate below 5%. The economic debate is now splintered into those who believe that softer incoming economic data can keep Federal Reserve policy on hold, and those who believe the economy is fundamentally too strong, warranting higher rates irrespective of short-term economic fluctuations. Views on the risk of inflation clearly distinguish these camps. Market interest rates are treading water until the policy outlook becomes clearer.
   First quarter real GDP grew about 4% from a year earlier, a growth rate unseen for nearly a decade. Virtually every major economic sector contributed positively to growth. More recently, rising new orders portend continued strength in exports and capital spending. Real disposable income grew almost 4% in the last year, while mortgage rates have not yet risen substantially.
By contrast, retail spending has weakened and the housing sector has slowed.
   The labor market is becoming extremely tight with the unemployment rate falling below 5% in April. This is raising fears of future inflation even though actual inflation remains modest. Bond yields remain near their recent highs, despite the news of a Washington agreement on the budget.
   If inflation should stay subdued, then the larger risk from the combination of slower economic growth and a tightening labor market may be to corporate profits. So far, profits have continued to surprise on the upside. The economy is now embarked on the seventh year for this business cycle. Economic growth is proving stronger than seen since the late 1980s while inflation is still subdued.

MARKET OVERVIEW
   The six-month fiscal period ended April 30, 1997 was one of the most volatile in recent stock market history. While the underlying U.S. economy continued to grow with little inflation, investor concerns over the outlook for interest rates and for corporate profits caused major shifts in market sentiment, and hence in prices.
   Early in the half-year period, the dominant market trend was strong, despite nervousness about the strength of economic growth and the possible reactions of the Fed. The trend picked up steam during the winter, with the Dow Jones Industrial Average breaking the 7000 mark in mid-February, and then hitting a new high of 7085 in mid-March. However, when the Fed, in a widely anticipated move, increased its overnight lending rate on March 25 by one quarter of a percentage point, seeking to cool off the economy and the "irrational exuberance" in the equity markets (as Fed Chairman Alan Greenspan termed it), the markets promptly obliged. Between mid-March and mid- April the DJIA dropped 9.8%.
   By then, however, a stream of strong quarterly profit reports began issuing from major corporations, and the latest Government numbers on inflation appeared reassuring. Moreover, underlying economic expansion continued, but at a pace that appeared sustainable.
   The market's reaction was to resume the upward trend of earlier in the year, breaking the 7000 level once again on April 30. Clearly one of the engines currently driving the market is the profit outlook. According to two companies that monitor profit reports, I.B.E.S. and First Call, overall first-quarter corporate profits ran about 3.7% above forecasts. This reflects results from most of the companies in the Standard & Poor's 500 Composite
Stock Price Index. At the same time, increases in wages and compensation during that same period were modest.

   Big, heavily capitalized and well-established companies were the chief beneficiaries. For the six months under review, the blue chip DJIA gained 17.42%, the Standard & Poor's 500 rose 14.71%, the Nasdaq was up only 3.23% and the Russell 2000 Index of small-cap stocks only 1.61%. The mid- and small-cap stocks enjoyed a revival along with the general market in late April and the first few days of May.

PORTFOLIO FOCUS
   There were several reasons for the lag of the performance of your Fund behind the Standard and Poor's 500 Composite Stock Price Index for the period. First was the cautious posture of the Fund, reflected both in a relatively high cash position and a substantial investment in convertible bonds and stocks. Convertible securities often move up less than the underlying common stocks when the market rises and they drop less than the underlying common stocks when the market falls. In addition, your Fund is substantially underrepresented in the super caps, the several dozen largest capitalization stocks in the market. These super caps tended to be the strongest performers in the broad market indices in the period under review. In contrast, your Fund holds a number of middle capitalization stocks, which had less favorable returns in the period. The average market capitalization of stocks in your Fund is well below that of the Standard and Poor's 500 Stock Price Index. Finally, several of the largest holdings in the Fund had an unfavorable return during the six months, notably Computer Sciences, OfficeMax, Viacom and securities convertible into the common stocks of First Data Corporation, Thermo Electron and Worldcom. We continue to have a favorable view of the long-term prospects for these securities.
   There are several long-term positive forces that have provided a supportive background for the financial markets. First, the trend of inflation has remained favorable in the last several years. Second, we are in the early stages of a key demographic shift as the baby boom generation begins to focus on the need for a permanent program of saving to provide for future retirement income. Third, U.S. productivity growth in manufacturing has been favorable.
   We believe that strong profit growth may become increasingly scarce over the next year. Many of the largest positions in your Fund are companies that we believe have a good chance of sustaining strong revenue earnings growth even in this more challenging environment. While overall market valuations have risen, we continue to find good companies available in the stock market at reasonable valuation levels.
   We appreciate the willingness of our shareholders to invest in the Dreyfus Growth and Income Fund. There is likely to be an alternation of periods where the net asset value of the Fund declines and periods when the net asset value rises. Our focus is on achieving a satisfactory return for the shareholders over a period of time, commensurate with a reasonable level of risk.

                                                     Sincerely,

                                                     Richard B. Hoey
                                                     Portfolio Manager
May 22, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Unlike the Fund, which can engage in a variety of investment techniques, the Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance, which is composed of only equity securities.

Dreyfus Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments                              April 30, 1997 (Unaudited)


Common Stocks--59.8%                                                               Shares                  Value
---------------------------------------------------------------------------     ------------          ---------------
Basic and Process Industries--4.4%  AlliedSignal..........................            200,000       $    14,450,000
                                    Aluminum Co. of America...............            200,000            13,975,000
                                    Dow Chemical..........................            100,000             8,487,500
                                    duPont (EI) de Nemours................            100,000            10,612,500
                                    Hercules..............................            300,000            11,812,500
                                    Industrial Flexible Material..........            725,000 (a,f)         --
                                    Raychem...............................            150,000             9,675,000
                                    Witco.................................            350,000            13,081,250
                                                                                                    ---------------
                                                                                                         82,093,750
                                                                                                    ---------------

           Business Services--1.8%  ADT Limited...........................           900,000             24,637,500
                                    Omnicom Group.........................           175,000              9,275,000
                                                                                                    ---------------
                                                                                                         33,912,500
                                                                                                    ---------------

               Capital Goods--3.9%  Boeing................................           205,000             20,218,125
                                    Deere & Co............................           350,000             16,100,000
                                    Flour.................................           200,000             11,000,000
                                    Perkin-Elmer..........................           226,900             16,478,612
                                    Thiokol...............................           130,000              8,482,500
                                                                                                    ---------------
                                                                                                         72,279,237
                                                                                                    ---------------

                    Consumer--5.9%  General Nutrition.....................           700,000  (a)        15,050,000
                                    Nabisco Holdings, Cl. A...............           400,000             15,350,000
                                    OfficeMax.............................         3,500,000  (a)        43,312,500
                                    Philip Morris.........................           100,000              3,937,500
                                    Sunglass Hut International............         2,540,000  (a)        18,415,000
                                    Wal-Mart Stores.......................           500,000             14,125,000
                                                                                                    ---------------
                                                                                                        110,190,000
                                                                                                    ---------------

                      Energy--8.2%  Amerada Hess..........................           275,000             13,371,875
                                    Anadarko Petroleum ...................           100,000              5,487,500
                                    Apache................................           100,000              3,400,000
                                    Burlington Resources..................           200,000              8,475,000
                                    ENSERCH...............................           600,000             11,775,000
                                    Exxon.................................           300,000             16,987,500
                                    Louisiana Land & Exploration..........           350,000             17,500,000
                                    Murphy Oil............................           200,000              8,700,000
                                    Noble Affiliates......................           100,000              3,575,000
                                    Occidental Petroleum..................           400,000              8,850,000
                                    Pennzoil..............................           225,000             11,081,250
                                    Schlumberger..........................           150,000             16,612,500
                                    UGI...................................           900,000             20,475,000
                                    Union Pacific Resources Group.........           269,389              7,307,177
                                                                                                    ---------------
                                                                                                        153,597,802
                                                                                                    ---------------

Dreyfus Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                  April 30, 1997 (Unaudited)


Common Stocks (continued)                                                          Shares                  Value
---------------------------------------------------------------------------     ------------          ---------------
                   Financial--4.8%  BankBoston............................           450,000        $    32,737,500
                                    Chase Manhattan.......................           250,000             23,156,250
                                    Citicorp..............................           100,000             11,262,500
                                    Fannie Mae............................           200,000              8,225,000
                                    Fleet Financial Group.................           250,000             15,250,000
                                    Mortgage Information..................           245,959  (a,c,f)          --
                                                                                                    ---------------
                                                                                                         90,631,250
                                                                                                    ---------------

                 Health Care--5.5%  A.L. Pharmaceutical, Cl. A............           660,000              9,570,000
                                    Algos Pharmaceutical..................           272,500              4,189,688
                                    American Home Products................           400,000             26,500,000
                                    Biogen................................           600,000  (a)        19,200,000
                                    Novartis AG...........................            17,000  (a)        22,450,867
                                    U.S. Surgical.........................           600,000             20,550,000
                                                                                                    ---------------
                                                                                                        102,460,555
                                                                                                    ---------------

                   Insurance--1.5%  CIGNA.................................            50,000              7,518,750
                                    Chubb.................................           100,000              5,775,000
                                    General Re............................            50,000              8,362,500
                                    Trenwick Group........................           185,566              6,054,091
                                                                                                    ---------------
                                                                                                         27,710,341
                                                                                                    ---------------

         Media/Entertainment--6.9%  Comcast, Cl. A .......................         1,085,000             17,088,750
                                    Gannett...............................           100,000              8,725,000
                                    Groupe AB, A.D.S......................           219,600  (a)         1,592,100
                                    International Game Technology.........         1,700,000             26,987,500
                                    Metromedia International Group........         1,050,000  (a)         9,778,125
                                    Tele-Comm Liberty Media Group, Cl. A..         1,175,000             22,104,687
                                    Time Warner...........................           350,000             15,750,000
                                    Viacom, Cl. A.........................           225,000  (a)         5,990,625
                                    Viacom, Cl. B.........................           650,000  (a)        17,387,500
                                    Westinghouse Electric.................           300,000              5,100,000
                                                                                                    ---------------
                                                                                                        130,504,287
                                                                                                    ---------------

           Mining and Metals--1.0%  Brascan,Cl. A.........................           800,000             19,300,000
                                                                                                    ---------------

               Multi-Industry--.9%  Cognizant.............................           550,000             17,943,750
                                                                                                    ---------------

                  Real Estate--.7%  CBL Associates Property...............           400,000              9,450,000
                                    Merry Land & Investment...............           175,000              3,587,500
                                                                                                    ---------------
                                                                                                         13,037,500
                                                                                                    ---------------

                  Technology--7.8%  Adaptec...............................           100,000  (a)         3,700,000
                                    CUC International.....................           600,000  (a)        12,675,000
                                    Cabletron Systems.....................           300,000  (a)        10,350,000
                                    Computer Sciences.....................           600,000  (a)        37,500,000
                                    Electronic Data Systems...............           550,000             18,356,250
                                    General Motors, Cl. H.................           250,000             13,437,500

Dreyfus Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                  April 30, 1997 (Unaudited)


Common Stocks (continued)                                                          Shares                  Value
---------------------------------------------------------------------------     ------------          ---------------
           Technology (continued)   Informix..............................           400,000  (a)   $     2,925,000
                                    Intel.................................           100,000             15,312,500
                                    Seagate Technology....................           150,000  (a)         6,881,250
                                    Thermo Electron.......................           200,000              6,900,000
                                    Xerox.................................           300,000             18,450,000
                                                                                                    ---------------
                                                                                                        146,487,500
                                                                                                    ---------------

          Telecommunications--2.0%  Airtouch Communications...............           500,000  (a)        12,750,000
                                    GTE...................................           200,000              9,175,000
                                    SBC Communications....................           200,000             11,100,000
                                    Viatel................................           725,000  (a)         4,531,250
                                                                                                    ---------------
                                                                                                         37,556,250
                                                                                                    ---------------

              Transportation--2.3%  AMR...................................           210,800  (a)        19,630,750
                                    Canadian Pacific......................           450,000             10,968,750
                                    Union Pacific.........................           200,000             12,750,000
                                                                                                    ---------------
                                                                                                         43,349,500
                                                                                                    ---------------
                   Utilities--2.2%  Duke Power............................           450,000             19,743,750
                                    Entergy...............................           600,000             14,025,000
                                    Texas Utilities.......................           200,000              6,750,000
                                                                                                    ---------------
                                                                                                         40,518,750
                                                                                                    ---------------
                                    TOTAL COMMON STOCKS
                                      (cost $1,068,095,623)...............                          $ 1,121,572,972
                                                                                                    ===============
Convertible Preferred Stocks--11.9%
--------------------------------------------------------------------------
Basic and Process Industries--.8%   International Paper, Cum., $2.625.....           300,000  (b)   $    14,250,000
                                                                                                    ---------------

                     Energy--1.8%   NORAM Financing, Cum., 6.25%..........           200,000             12,200,000
                                    Occidental Petroleum, Cum., $3.875....           300,000  (b)        16,575,000
                                    Tosco Financing Trust, Cum., 5.75%....           100,000  (b)         5,575,000
                                                                                                    ---------------
                                                                                                         34,350,000
                                                                                                    ---------------

                  Financial--1.3%   Banco Commercial Portugese, Ser.A, 8%.           286,000             16,373,500
                                    National Australia Bank, Ser. A, Cum.,
                                      $2.125..............................           300,000              7,931,250
                                                                                                    ---------------
                                                                                                         24,304,750
                                                                                                    ---------------


                Health Care--1.2%   McKesson, Cum., $2.50.................           400,000  (b)        23,100,000
                                                                                                    ---------------

                   Insurance--.8%   Allstate, Cum., $2.30.................           185,000              8,001,250
                                    SunAmerica, Cum.,$3.188...............           189,400              8,002,150
                                                                                                    ---------------
                                                                                                         16,003,400
                                                                                                    ---------------

        Media/Entertainment--1.0%   Chancellor Broadcasting, Cum., 7%.....            55,000  (b)         2,949,375
                                    SFX Broadcasting, Cum., 6.50%.........           147,500  (b)         6,748,125
                                    Station Casinos, 7%...................           200,000              8,800,000
                                                                                                    ---------------
                                                                                                         18,497,500
                                                                                                    ---------------



Dreyfus Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                  April 30, 1997 (Unaudited)


Convertible Preferred Stocks (continued)                                           Shares               Value
---------------------------------------------------------------------------     ------------       ---------------
                Real Estate--1.8%   Merry Land & Investment, Ser. C, 8.60%           375,900          $  10,008,337
                                    Rouse, Ser. B, Cum., $3.00............           300,000             13,612,500
                                    Tanger Factory, Ser. A, Cum., $1.802..           299,800              7,120,250
                                    Vornado Realty Trust, Ser. A, Cum., 6.50%         50,000              2,487,500
                                                                                                    ---------------
                                                                                                         33,228,587
                                                                                                    ---------------

                  Technology--.5%   Microsoft, Ser. A, Cum., $2.196.......           115,000              9,846,875
                                                                                                    ---------------

         Telecommunications--2.7%   Airtouch Communications, Ser. C, 4.25%.           50,000              2,275,000
                                    Worldcom, Cum., 8%....................           575,000             48,012,500
                                                                                                    ---------------
                                                                                                         50,287,500
                                                                                                    ---------------
                                    TOTAL CONVERTIBLE PERFERRED STOCKS
                                      (cost $190,771,172).................                          $   223,868,612
                                                                                                    ===============
                                                                                Principal
Convertible Corporate Notes & Bonds--19.0%                                        Amount
-------------------------------------------------------------------------      ------------
          Business Services--2.4%   Corporate Express, Sub. Notes,
                                      4.50%, 7/1/2001.....................       $22,000,000        $    18,810,000
                                    Omnicom Group, Sub. Deb.,
                                      4.25%, 1/3/2007.....................        24,700,000  (b)        26,953,875
                                                                                                    ---------------
                                                                                                         45,763,875
                                                                                                    ---------------


               Capital Goods--.8%   Liebert, Sub. Deb.,
                                      8%, 11/15/2010......................         3,900,000             14,912,625
                                                                                                    ---------------


                   Consumer--2.1%   Home Depot, Sub. Deb.,
                                      3.25%, 10/1/2001....................        20,000,000             20,525,000
                                    Pep Boys, Sub. Notes,
                                      Zero Coupon, 9/20/2011..............        35,000,000             19,425,000
                                                                                                    ---------------
                                                                                                         39,950,000
                                                                                                    ---------------

                      Energy--.6%   ENRON, Exchangeble Notes,
                                      6.25%, 12/13/1998...................           615,000             12,300,000
                                                                                                    ---------------

                 Health Care--.9%   Sandoz Capital, Sub. Deb.,
                                      2%, 10/6/2002.......................         6,500,000  (b)         8,165,625
                                    Tenet Healthcare, Sub. Deb.,
                                      6%, 12/4/2005.......................         8,000,000              9,640,000
                                                                                                    ---------------
                                                                                                         17,805,625
                                                                                                    ---------------

                   Insurance--.2%   Republic of Italy, Sub. Deb.,
                                      5%, 6/28/2001.......................         4,000,000              3,970,000
                                                                                                    ---------------

        Media/Entertainment--1.2%   Telecommunications, Sub. Deb.,
                                      4.50%, 2/15/2006....................        29,500,000             21,830,000
                                                                                                    ---------------

           Mining and Metals--.5%   Inco, Yankee Deb.,
                                      5.75%, 7/1/2004.....................         7,250,000              8,881,250
                                                                                                    ---------------


Dreyfus Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                  April 30, 1997 (Unaudited)


Convertible Corporate Notes & Bonds (continued)                                    Shares               Value
---------------------------------------------------------------------------     ------------       ---------------
                 Real Estate--.4%   Sizeler Properties, Sub. Deb.,
                                      8%, 7/15/2003.......................      $  8,000,000        $     7,330,000
                                                                                                    ---------------

                 Technology--8.2%   Adaptec, Sub. Deb.,
                                      4.75%, 2/1/2004.....................        12,000,000  (b)        11,940,000
                                    CUC International, Sub. Deb.,
                                      3%, 2/15/2002.......................        25,000,000  (b)        24,125,000
                                    First Financial Management, Sr. Deb.,
                                      5%, 12/15/1999......................        30,000,000             47,812,500
                                    Softkey International, Sub. Deb.,
                                      5.50%, 11/1/2000....................        16,750,000  (b)        12,185,625
                                    Thermo Electron, Euro. Sub. Deb.,
                                      4.25%, 1/1/2003.....................        52,000,000  (b)        56,290,000
                                                                                                    ---------------
                                                                                                        152,353,125
                                                                                                    ---------------

         Telecommunications--1.7%   U.S. West:
                                      Exchangeable Notes,
                                        7.625%, 12/15/1998................           345,000             11,730,000
                                      Liquid Yield Option Notes,
                                        Zero Coupon, 6/25/2011............        55,000,000             20,693,750
                                                                                                    ---------------
                                                                                                         32,423,750
                                                                                                    ---------------

              Transportation--.0%   Campagnie Nationale Air France, Sub. Deb.,
                                      4%, 1/1/2000........................           893,193  (f)           153,259
                                                                                                    ---------------
                                    TOTAL CONVERTIBLE CORPORATE NOTES
                                      AND BONDS
                                      (cost $336,303,238).................                          $   357,673,509
                                                                                                    ===============
Short-Term Investments--11.8%
--------------------------------------------------------------------------
             U.S. Treasury Bills:   5.30%, 5/29/1997......................       $55,433,000 (d,e)  $    55,225,681
                                    5.04%, 6/5/1997.......................        50,000,000             49,761,500
                                    5.06%, 6/12/1997......................         2,155,000              2,142,673
                                    5.40%, 7/24/1997......................        77,352,000             76,439,247
                                    5.12%, 7/31/1997......................        33,384,000             32,954,014
                                    5.08%, 8/7/1997.......................         4,564,000              4,500,195
                                                                                                    ---------------
                                    TOTAL SHORT-TERM INVESTMENTS
                                      (cost $220,984,562).................                          $   221,023,310
                                                                                                    ===============

TOTAL INVESTMENTS (cost $1,816,154,595)...................................             102.5%       $ 1,924,138,403
                                                                                       ======       ===============

LIABILITIES, LESS CASH AND RECEIVABLES ...................................              (2.5%)      $  (47,778,700)
                                                                                       ======       ===============

NET ASSETS................................................................             100.0%       $ 1,876,359,703
                                                                                       ======       ===============

Dreyfus Growth and Income Fund, Inc.
---------------------------------------------------------------------------
Statement of Investments (continued)             April 30, 1997 (Unaudited)

Notes to Statement of Investments:
---------------------------------------------------------------------------
(a) Non-income producing.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, these securities amounted to $208,857,625 or approximately 11.1% of net assets.
(c) Investment in non-controlled affiliate (cost $275,959)--See note 1(d).
(d) Partially held by custodian in a segregated account as collateral for open futures positions.
(e) Partially held by broker as collateral for open short sale positions.
(f) Securities restricted as to public resale. Investments in restricted securities, with an aggregate value of $153,259 represent approximately .01% of net assets.


                                                Acquisition      Purchase       Percentage of
Issuer                                             Date            Price         Net Assets      Valuation*
-----                                           ----------       --------       ------------     ----------
Campagnie Nationale Air France, Sub., Deb.,
  4%, 1/1/2000                                    5/4/93          $ 0.19            0.01%          cost

Mortgage Information                             5/18/1987          1.12            0.00%          zero
                                                 2/1/1988           1.12
                                                12/13/1988          1.12

Industrial Flexible Material                     3/31/1993          5.00            0.00%          zero

-------------------
* The valuation of these securities has been determined in good faith under the direction of the Board of Directors.



Statement of Financial Futures                      April 30, 1997 (Unaudited)


                                                        Market Value                               Unrealized
                                                           Covered                               Appreciation
                                        Contracts       by Contracts       Expiration             at 4/30/97
                                        --------        ------------        ---------            ------------
Financial Futures:
---------------
Standard & Poor's 500.................     150           $60,210,000        June '97             $3,296,083
                                                                                                 ===========

Statement of Securities Sold Short                    April 30, 1997 (Unaudited)


Common Stocks                                                                     Shares               Value
--------------                                                                   --------           -----------
International Paper
  (proceeds $6,027,197)................................................           150,002           $6,337,500
                                                                                                    ==========


                      See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
-----------------------------------------------------------------------
Statement of Assets and Liabilities          April 30, 1997 (Unaudited)

                                                                                                     Cost             Value
                                                                                                ---------------  ---------------
ASSETS:                 Investments in securities--See Statement of Investments.                $1,816,154,595   $1,924,138,403
                        Cash...................................................                                       1,116,333
                        Receivable from brokers for proceeds on securities sold short                                 6,027,197
                        Dividends and interest receivable......................                                       4,759,844
                        Receivable for investment securities sold..............                                         550,919
                        Receivable for futures variation margin--Note 4(a).....                                         225,000
                        Receivable for shares of Common Stock subscribed.......                                           5,450
                        Net unrealized appreciation on forward
                          currency exchange contracts--Note 4(a)...............                                          38,566
                        Prepaid expenses.......................................                                          92,495
                                                                                                                 ---------------
                                                                                                                  1,936,954,207
                                                                                                                 ---------------

LIABILITIES:            Due to The Dreyfus Corporation and affiliates..........                                       1,277,063
                        Payable for shares of Common Stock redeemed............                                      48,333,374
                        Securities sold short, at value
                          (proceeds $6,027,197)--see statement.................                                       6,337,500
                        Payable for investment securities purchased............                                       4,352,660
                        Accrued expenses.......................................                                         293,907
                                                                                                                 ---------------
                                                                                                                     60,594,504
                                                                                                                 ---------------
NET ASSETS  ...................................................................                                  $1,876,359,703
                                                                                                                 ===============

REPRESENTED BY:         Paid-in capital........................................                                  $1,622,940,950
                        Accumulated undistributed investment income--net.......                                       1,935,254
                        Accumulated net realized gain (loss) on investments and
                          foreign currency transactions........................                                     140,481,816
                        Accumulated net unrealized appreciation (depreciation)
                          on investments, securities sold short and foreign currency transactions [including $3,296,083 net unrealized
                           appreciation on financial futures]..................                                     111,001,683
                                                                                                                 ---------------
NET ASSETS  ...................................................................                                  $1,876,359,703
                                                                                                                 ===============

SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized)................                                     103,354,826

NET ASSET VALUE, offering and redemption price per share.......................                                          $18.15
                                                                                                                         ======


                      See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations            Six Months Ended April 30, 1997 (Unaudited)


INVESTMENT INCOME


INCOME:                 Cash dividends
                           (net of $101,612 foreign taxes withheld at source)..                $ 13,781,037
                        Interest...............................................                  13,157,877
                                                                                               ------------
                              Total Income.....................................                                 $ 26,938,914



EXPENSES:               Management fee--Note 3(a)...............................                  7,409,878
                        Shareholder servicing costs--Note 3(b)..................                  2,489,399
                        Custodian fees--Note 3(b)...............................                    133,695
                        Dividends on securities sold short.....................                     132,000
                        Professional fees......................................                      44,037
                        Directors' fees and expenses--Note 3(c)................                      41,436
                        Prospectus and shareholders' reports..................                       38,869
                        Registration fees......................................                      20,559
                        Miscellaneous..........................................                      22,358
                                                                                               ------------
                              Total Expenses...................................                                   10,332,231
                                                                                                                ------------

INVESTMENT INCOME--NET..........................................................                                  16,606,683
                                                                                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                        Net realized gain (loss) on investments:
                           Long transactions (including foreign currency
                             transactions)......................................               $132,353,932
                           Short sale transactions..............................                    388,094
                        Net realized gain (loss) on financial futures...........                  1,167,116
                        Net realized gain (loss) on forward currency exchange
                        contracts...............................................                  3,200,384
                                                                                               ------------
                              Net Realized Gain (Loss)..........................                                 137,109,526
                        Net unrealized appreciation (depreciation) on
                          investments, foreign currency transactions and
                          securities sold short [including $3,296,083 net
                          unrealized appreciation on financial futures].........                                 (96,028,931)
                                                                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........................                                  41,080,595
                                                                                                                ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                                $ 57,687,278
                                                                                                                ============



                      See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                            Six Months Ended
                                                                                             April 30, 1997        Year Ended
                                                                                               (Unaudited)      October 31, 1996
                                                                                            ----------------    ----------------
OPERATIONS:
  Investment income--net................................................                    $   16,606,683      $   34,268,586
  Net realized gain (loss) on investments..............................                        137,109,526         256,817,745
  Net unrealized appreciation (depreciation) on investments............                        (96,028,931)         42,647,165
                                                                                            --------------      --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations..                         57,687,278         333,733,496
                                                                                            --------------      --------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................                       (18,918,777)        (31,664,919)
  Net realized gain on investments.....................................                       (255,311,969)        (49,168,158)
                                                                                            --------------      --------------
        Total Dividends................................................                       (274,230,746)        (80,833,077)
                                                                                            --------------      --------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold........................................                      1,644,097,002         535,580,601
  Dividends reinvested.................................................                        262,333,045          77,406,742
  Cost of shares redeemed..............................................                     (1,881,979,934)       (560,806,153)
                                                                                            --------------      --------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions                         24,450,113          52,181,190
                                                                                            --------------      --------------
        Total Increase (Decrease) in Net Assets........................                       (192,093,355)        305,081,609

NET ASSETS:
  Beginning of Period..................................................                      2,068,453,058       1,763,371,449
                                                                                            --------------      --------------
  End of Period........................................................                     $1,876,359,703      $2,068,453,058
                                                                                            ==============      ==============
Undistributed investment income--net....................................                    $    1,935,254      $    4,247,348
                                                                                            --------------      --------------


                                                                                                Shares              Shares
                                                                                            --------------      --------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................                         86,612,785          26,977,092
  Shares issued for dividends reinvested...............................                         14,734,551           4,123,044
  Shares redeemed......................................................                        (98,759,610)        (28,518,323)
                                                                                            --------------      --------------
      Net Increase (Decrease) in Shares Outstanding....................                          2,587,726           2,581,813
                                                                                            ==============      ==============

                       See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                       Six Months Ended                        Year Ended October 31,
                                        April 30, 1997         ------------------------------------------------------
PER SHARE DATA:                           (Unaudited)             1996        1995       1994        1993     1992(1)
                                        ---------------        ----------   --------   --------    --------   -------
   Net asset value, beginning of period     $20.53               $17.96      $16.49     $16.86      $13.89     $12.50
                                            ------               ------      ------     ------      ------     ------
   Investment Operations:
   Investment income--net............          .17                  .35         .44        .34         .38        .19
   Net realized and unrealized gain
     (loss) on investments...........           29                 3.05        1.67       (.34)       2.95       1.38
                                            ------               ------      ------     ------      ------     ------
   Total from Investment Operations.           .46                 3.40        2.11       --          3.33       1.57
                                            ------               ------      ------     ------      ------     ------
   Distributions:
   Dividends from investment
     income--net                              (.19)                (.32)       (.47)      (.33)       (.36)      (.18)
   Dividends from net realized gain
     on investments.................         (2.65)                (.51)       (.17)      (.04)        --          --
                                            ------               ------      ------     ------      ------     ------
   Total Distributions..............         (2.84)                (.83)       (.64)      (.37)       (.36)      (.18)
                                            ------               ------      ------     ------      ------     ------
   Net asset value, end of period...        $18.15               $20.53      $17.96     $16.49      $16.86     $13.89
                                            ======               ======      ======     ======      ======     ======
TOTAL INVESTMENT RETURN.............          2.57%(2)            19.41%      13.17%       .05%      24.24%     12.57%(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to
     average net assets.............           .51%(2)             1.02%       1.05%      1.14%       1.24%      1.02%(2)
   Ratio of dividends on securities
     sold short to average net
     assets.........................           .01(2)               .01%        .01%       --           --          --
   Ratio of net investment income
     to average net assets..........           .83%(2)             1.78%       2.55%      2.18%       2.92%      2.30%(2)
   Decrease reflected in above
     expense ratios due to
     undertakings by the Manager....             --                  --          --         --         .04%       .39%(2)
   Portfolio Turnover Rate..........         57.71%(2)           131.30%     132.46%     97.47%      85.26%    127.24%(2)
   Average commission rate paid(3)..        $.0638               $.1073         --          --          --          --
   Net Assets, end of period
     (000's Omitted)................    $1,876,360           $2,068,453  $1,763,371 $1,717,733  $1,165,503    $98,532

--------------------
(1) December 31, 1991 (commencement of operations) to October 31, 1992.
(2) Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                    See notes to financial statements.

Dreyfus Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
     Dreyfus Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates
     (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
     (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
     (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
     (d) Affiliated issuers: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes affiliated issuers during the period ended April 30, 1997:

                                            Shares
                ------------------------------------------------------------
                Beginning                       End of    Dividend    Market
Name of issuer  of period   Purchases   Sales   period    income      Value
--------------  ---------   ---------   -----   ------    --------    ------
Mortgage
Information      245,959       --        --     245,959     --           0

Dreyfus Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

     (e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Bank Line of Credit:
     The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 1997, the Fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:
     (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

     (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquireis regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 1997, the Fund was charged an aggregate fo $1,470,401 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $642,282 during the period ended April 30, 1997.

     The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1997, $133,695 was charged by Mellon pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4--Securities Transactions:
     (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended April 30, 1997:

                                               Purchases             Sales
                                            --------------      ---------------
Long transactions.......................    $1,020,378,588      $1,145,883,785
Short sale transactions.................        47,012,729          45,101,773
                                            --------------      ---------------
  Total.................................    $1,067,391,317      $1,190,985,558
                                            ==============      ===============

     The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and /or U.S. Government securities sufficient to cover its short position. Securities sold short at April 30, 1997, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

     The following summarizes open forward currency exchange contracts at April 30, 1997:

                               Foreign                             Unrealized
                              Currency                            Appreciation
Forward Currency Contracts     Amount     Proceeds      Value     (Depreciation)
--------------------------    --------  ------------  ----------  --------------
Sales:
Swiss Francs, expiring,
   5/9/97.................   18,000,000  $12,289,206  $12,249,898    $39,308
Swiss Francs, expiring,
   5/19/97................    8,000,000    5,449,592    5,450,334       (742)
                                                                     -------
     Total..........................                                 $38,566
                                                                     =======

     The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

     The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (See Statement of Financial Futures). Investments in financial futures require the Fund to "mark to

Dreyfus Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market" on a daily basis,  which
reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1997, and their related unrealized appreciation are set forth in the Statement of Financial Futures.

     (b) At April 30, 1997, accumulated net unrealized appreciation on investments, forward currency exchange contracts, financial futures and securities sold short was $111,008,154, consisting of $203,245,327 gross unrealized appreciation and $92,237,173 gross unrealized depreciation.

     At April 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[LOGO]
Dreyfus Growth and Income Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.                      010SA974